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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  JUNE 8, 1998
                Date of Report (Date of earliest event reported)




                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-9718


        PENNSYLVANIA                                           25-1435979
(State or other jurisdiction                                 (I.R.S. Employer
      of incorporation)                                    Identification No.)


                                 ONE PNC PLAZA
                                249 FIFTH AVENUE
                      PITTSBURGH, PENNSYLVANIA 15222-2707
                    (Address of principal executive offices)
                                   (Zip code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         PNC Bank Corp. and PNC Capital Trust C are filing the Tax Opinion of Arnold & Porter as Exhibit 8.1 to this Current Report on Form 8-K ("Form 8-K"). This Form 8-K is to be incorporated by reference into the Registration Statements on Form S-3 (Registration Nos. 333-50651 and 333-50651-01).

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         The exhibit listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PNC BANK CORP.


Date:  June 8, 1998                    By: /s/ ROBERT L. HAUNSCHILD
                                           ---------------------------
                                           Robert L. Haunschild
                                           Senior Vice President and
                                             Chief Financial Officer


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                                 EXHIBIT INDEX

8.1   Tax Opinion of Arnold & Porter, filed herewith.



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